                                                                    EXHIBIT 10.5


                                             Prepared By and Return To:
                                             Sam D. Norton, Esquire
                                             NORTON, GURLEY, HAMMERSLEY & LOPEZ,
                                                         P.A.
                                             1819 Main Street, Suite 610
                                             Sarasota, Florida 34236


                  REAL ESTATE MORTGAGE AND SECURITY AGREEMENT
                  -------------------------------------------


Date:          April 30, 1997

Mortgagor:     MCM UNIVERSITY PLAZA, INC., AN ILLINOIS CORPORATION
               5250 17th Street, Sarasota, Florida 34235

Mortgagee:     NORTHERN TRUST BANK OF FLORIDA, N.A.
               1515 Ringling Blvd.
               Sarasota, Florida 34236

Amount of initial indebtedness secured hereby: TWO MILLION ONE HUNDRED NINETY THOUSAND AND NO/100 DOLLARS ($2,190,000.00)

Date final payment due: April 30, 2007

Maximum principal indebtedness, including future advances, that may he secured hereby: $4,400,000.00.

Mortgaged Real Property: see Exhibit "A" attached hereto


     1.   Mortgage.  Mortgagor is indebted to Mortgagee in the principal amount
          --------
stated above as evidenced by a Promissory Note of even date herewith made by Mortgagor and delivered to Mortgagee (the "Note") . In consideration of the loan to Mortgagor evidenced by the Note, Mortgagor mortgages to Mortgagee the Mortgaged Real Property, for the purposes identified below.

     2.   Secured Indebtedness; Future Advances; Maximum Amount and Time.  This
          --------------------------------------------------------------
Mortgage secures (a) the initial indebtedness of Mortgagor to Mortgagee, as specified above, (b) any future advances made by Mortgagee to Mortgagor, and (c) all other indebtedness or payments required, and (d) all other indebtedness of Mortgagor to Mortgagee, however and wherever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint or several, due or to become due, whether contracted for or acquired now or in the future, whether arising in the ordinary course of business or otherwise. The total amount of indebtedness secured by this Mortgage may decrease or increase from time to time, but the total unpaid balance so secured at any one time may not exceed the maximum principal amount specified above, plus accrued interest and any disbursements made for the payment of taxes, levies, or insurance on the Mortgaged Property, and for maintenance, repair, protection, and preservation of the Mortgaged Property, with interest on such disbursements, all as provided in this Mortgage. This Mortgage does not secure any future advances made more than twenty years from the date hereof.

     3.   Payment of Secured Indebtedness.  Mortgagor shall pay all indebtedness
          -------------------------------
and perform all obligations secured by this Mortgage promptly when due.

     4.   Additional Collateral.  In addition to the Mortgaged Real Property,
          ---------------------
this Mortgage encumbers the Additional Collateral listed below (collectively, the "Mortgaged Property").

     (a)  Improvements, Fixtures, Personal Property.  All building, structures,
          -----------------------------------------
and improvements situated on the Mortgaged Property and all Mortgagor's right, title and interest in and to all fixtures or appurtenances erected now or at any time in the future on the Mortgaged Property, and all machinery, equipment and personal property (including any construction and building materials) of every nature whatsoever including all furniture, furnishings, goods, equipment and inventory, together with any proceeds thereof and any replacements thereof, which are now or may be located in the future on the Mortgaged Property, together with all and singular the tenements, hereditaments, easements and appurtenances thereunder belonging or in any way appertaining, and the rents, issues and profits thereof, and also all the estate, title, interest and all claims and demands whatsoever, in law and in equity, of the Mortgagor in and to the same, and every part and parcel thereof, and also all gas and electric
                                                          ---
fixtures, cabinets, ovens, hoods, vent fans, radiators, heaters, air conditioning equipment, machinery boilers, ranges, elevators and motors, bath tubs, sinks, water closets, water basins, pipes, faucets, washing machines, dryers, stoves, disposals, refrigerators, dishwashers, carpeting, drapes, all electrical conduit, light fixtures, plumbing lines and fixtures, mantels, window screens, screen doors, Venetian blinds, storm shutters and awnings, pool equipment and other recreational equipment; all furniture, furnishings and equipment necessary to the operation of the Mortgaged Property, owned by Mortgagor now or at any time in the future and located in, on, or under, or used or intended to be used in connection with the operation of the Mortgaged Property, buildings, structures or other improvements, including all extensions, additions, improvements, betterments, renewals and replacements to any of the foregoing.

     (b)  Easements.  All easements, rights of way, streets, ways, alleys,
          ---------
passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interest, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, now or in the future in any way belonging, relating or appertaining to any of the Mortgaged Property, and the reversions, remainders, rents, issues, and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Mortgagor of, in and to the same.

     (c)  Eminent Domain.  All judgments, awards, damages, and settlements
          --------------
rendered or paid after the date hereof, resulting from condemnation proceedings concerning the Mortgaged Property or the taking of the Mortgaged Property or any
                                         ------
part of the Mortgaged Property under the power of eminent domain, and Mortgagee may require that any sums payable to Mortgagor as a result of a condemnation proceeding or the exercise of the power of eminent domain concerning the Mortgaged Property be applied to the indebtedness secured by this Mortgage.

     (d) Insurance Proceeds.  All Mortgagor's right, title and interest in all
         ------------------
unearned premiums accrued, accruing, or to accrue under any and all insurance policies provided now or in the future pursuant to the terms of this Mortgage and all proceeds or sums payable for the loss of or damage to (a) the Mortgaged Property, or (b) rents, revenues, income, profits, or proceeds from leases, concessions, or licenses, of or on any part of the Mortgaged Property.

     (e) Licenses, Permits, Etc.  All Mortgagor's interest in any licenses,
         ----------------------
permits, deposits, tap fees, utility agreements, or similar items, existing now or at any time in the future, which in any way, relate to or are useful in connection with the operation of the Mortgaged Property or the improvements thereon.

     (f) Rents and Profits.. All rents, issues, profits, proceeds, and revenues
         ------------------
derived from room rentals, or from the operation of any business or service located on the Mortgaged Property, but Mortgagor may receive same while this Mortgage is not in default.

     (g) Trade Names.  All Mortgagor's right, title, and interest in the name
         -----
Presidential Square.

     5.  Title Covenants.  Mortgagor covenants that the Mortgaged Property is
         ---------------
free from all encumbrances (other than this Mortgage), that lawful seisen of and good right to encumber the Mortgaged Property are vested in Mortgagor, and that Mortgagor fully warrants the title to the Mortgaged Property and will defend the same against the lawful claims of all persons.

     6.  Security Property.  To the extent any of the property encumbered by
         -----------------
this Mortgage from time to time constitutes personal property subject to the provision of the Uniform Com mercial Code, this Mortgage constitutes a "Security Agreement" for all purposes under the Code; and the recording or filing of this Mortgage with any public officer or agency will have the same effect as recording or filing a "Financing Statement" under the Code. Without limitation, Mortgagee, at its election upon any default under this Mortgage, will have all rights and remedies from time to time available to a secured party under the Code with respect to such property. Notwithstanding the foregoing, Mortgagor and Mortgagee intend and agree that, unless and until Mortgagee elects otherwise, all right, title, and interest of Mortgagor in and to the Mortgaged Property and rents constitutes an interest in real property. Without limitation, the parties intend and agree that the inclusion of the Mortgaged
                                                                   ---------
Property, rents, or any rights therein or proceeds thereof, in any such financing statement will not operate to alter Mortgagee's rights under this Mortgage, or otherwise available at law or in equity, or to impair the priority of the lien or security interest granted by this Mortgage.

     7.  Maintenance and Repair.  Mortgagor shall permit, commit, or suffer no
         ----------------------
waste, impairment, or deterioration of the Mortgaged Property reasonable wear and tear and casualty excepted. Mortgagor shall maintain the Mortgaged Property in good condition and repair in accordance with prudent commercial practices.
If Mortgagor fails to do so, then Mortgagee, without waiving the option to foreclose, may take some or all measures that Mortgagee reasonably considers necessary or desirable for the maintenance, repair, preservation, or protection of the Mortgaged Property, and any expenses reasonably incurred by Mortgagee in so doing: (1) are part of the indebtedness secured by this Mortgage; (2) are, at Mortgagee's option, immediately due and payable; and (3) bear interest at the highest lawful rate specified in any note evidencing any indebtedness secured by this Mortgage. Mortgagee has no obligation to care for and maintain the Mortgaged Property, but if Mortgagee takes some measures to care for and maintain the Mortgaged Property, Mortgagee has no obligation to continue those measures or to take other measures.

     8.   Hazard and Flood Insurance.  Mortgagor shall keep all buildings
          --------------------------
constituting a part of the Mortgage Property now or in the future, insured against loss or damage by fire, flood, and other hazards included within the term "extended coverage," and against such other hazards as Mortgagee may require, in the full insurable value (or such lesser amount as Mortgagee may authorize in writing), with an insurer of high financial reputation acceptable to Mortgagee. The policy or policies of insurance must contain a standard mortgagee clause in favor of Mortgagee and must be delivered to Mortgagee. Mortgagor shall pay all premiums and charges for the maintenance and renewal of the insurance, and shall furnish Mortgagee with receipts and proofs of payment not less than ten days before the expiration of each policy without notice or demand from Mortgagee. If Mortgagor fails to do so, then Mortgagee, without waiving the option to foreclose, may obtain such insurance for the protection of Mortgagee, and any expenses rea sonably incurred by Mortgagee in so doing: (1) is a part of the indebtedness secured hereby; (2) is, at Mortgagee's option, immediately due and payable; and (3) bears interest at the highest lawful rate specified in any note evidencing any indebtedness secured by this Mortgage. In the event of loss, Mortgagee must apply the insurance proceeds either to the reduction of the indebtedness secured by this Mortgage, or to the restoration and repair of the Mortgaged Property, at the option of Mortgagee. Mortgagee shall have the full power to settle or compromise claims under all policies and to demand, receive, and receipt for all sums payable thereunder. In the event of foreclosure of this Mortgage or transfer of the Mortgaged Property in full or partial satisfaction of the indebtedness secured by this Mortgage, all interest of Mortgagor in the policy or policies of insurance (including any claim to proceeds attributable to losses already incurred-but not yet paid to Mortgagor) passes to the purchaser, grantee, or. transferee. Upon the occurrence of an Event of Default hereunder (as hereinafter defined) Mortgagee may at its option require Mortgagor to deposit with Mortgagee on the first day of each month, in addition to making payments of principal and interest, until the Note is full paid, an amount equal to one-twelfth (1/12) of the yearly premiums for all insurance. Such deposits shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Mortgagee, and no interest shall be payable in respect thereof. Upon demand by Mortgagee, Mortgagor shall deliver to Mortgagee such additional monies as are necessary to make up any deficiencies in the amount necessary to enable Mortgagee to pay such premiums when due. Upon the occurrence of an uncured Event of default under any of the terms, covenants and conditions in the Note, this Mortgage or any other instrument securing the Note to be performed or observed by Mortgagor, Mortgagee may apply to the reduction of the sums secured hereby, in such manner as Mortgagee shall determine, any amount under this paragraph remaining to Mortgagor's any return premium received from cancellation of any insurance policy by Mortgagee upon foreclosure of this Mortgage.

     9.   Receiver.  Upon the occurrence of an Event of Default , Mortgagee is
          --------
entitled to the appointment of a receiver to take charge of the Mortgaged Property, and the rents, issues, profits, proceeds, and revenues arising from the Mortgaged Property, and hold the same subject to the direction of a court of competent jurisdiction, regardless of the solvency of Mortgagor or the adequacy of the security.

     10.  Taxes, Assessments and Liens.  Mortgagor shall pay all taxes,
          ----------------------------
assessments, liens, and other charges upon or with respect to the Mortgaged Property before they are delinquent, and shall furnish Mortgagee with receipts and proofs of payment at least ten days before the last day allowed for payment free from penalty, without notice or demand from Mortgagee. If Mortgagor fails `to do so, then Mortgagee, without waiving the option to foreclose, may pay the same, together with any penalty that may have accrued and any related expenses, including reasonable attorneys' fees or the fees of any person employed to aid or give advice in the discharge or adjustment of the matter. Mortgagee may at its option require Mortgagor to deposit with Mortgagee on the first day of each month, in addition to making payments of principal and interest, until the Note is full paid, an amount equal to one-twelfth (1/12) of the yearly taxes and assessments which may be levied against the Mortgaged Property. Such deposits shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Mortgagee, and no interest shall be payable in respect thereof.
                                                             --
Upon demand by Mortgagee, Mortgagor shall deliver to Mortgagee such additional monies as are necessary to enable Mortgagee to pay such yearly taxes and assessments which may be levied against the Mortgaged Property when due. In the event of default under any of the terms, covenants and conditions in the Note, this Mortgage or any other instrument securing the Note to be performed or observed by Mortgagor, Mortgagee may apply to the reduction of the sums secured hereby, in such manner as Mortgagee shall determine, any amount under this paragraph remaining to Mortgagor's credit upon foreclosure of this Mortgage.

     11.  Inspection.  Mortgagee and Mortgagee's representatives may enter upon
          ----------
the Mortgaged Property for inspection at all reasonable times and in a reasonable manner, both before and after default.

     12.  Enforcement and Collection Expenses.  Mortgagor shall pay all
          -----------------------------------
expenses, including attorneys, fees, reasonably incurred by Mortgagee with respect to the collection of the indebtedness secured by this Mortgage or the enforcement of Mortgagee's rights under this Mortgage (including foreclosure or other litigation expenses and such costs and attorneys' fees as may be incurred on appeal), resulting from any default by Mortgagor, and all such sums: (1) are a part of the indebtedness secured by this Mortgage; (2) are, at Mortgagee's option, immediately due and payable; and (3) bear interest at the highest lawful rate specified in any note evidencing any indebtedness secured by this Mortgage.

     13.  Acceleration Upon Default.  If Mortgager fails to pay any indebtedness
          -------------------------      ---------
secured hereby or otherwise due hereunder within fifteen (15) days of the date same is due (or within the grace period provided in the note or notes evidencing the indebtedness) , or if Mortgagor breaches any other covenant of this Mortgage or of any other instrument or document executed or delivered to Mortgagee in connection with this Loan, all of the terms of which are incorporated by reference herein, extending beyond any applicable grace, notice and/or curative period provided thereunder (collectively an "Event of Default") then Mortgagee may declare all indebtedness secured hereby accelerated and immediately due and payable. Mortgagee's failure to declare an acceleration does not impair Mortgagee's right to do so in the event of a continuing or subsequent breach or default.

     14.  Acceleration Upon Transfer of Mortgaged Property.  If all or any part
          ------------------------------------------------
of the Mortgaged Property or any interest therein is sold or transferred by Mortgagor in any manner whatsoever without Mortgagee's prior written consent, Mortgagee may, at Mortgagee's option, declare all of the sums secured by or otherwise due under this Mortgage accelerated and immediately due and payable. Mortgagee waives its option to accelerate if, and only prior to the sale or transfer, Mortgagee and the person or persons to whom the property is to be sold or transferred reach an agreement in writing that (i) the credit and such other matters as may be required by Mortgagee (including, without limitation, Mortgagee's approval of the skill, knowledge, ability, business performance, and experience) of such person or persons is satisfactory to Mortgagee; (ii) the interest payable on the sums secured by or otherwise due under this Mortgage will be at such rate as Mortgagee in its sole discretion shall determine; and
(iii) Mortgagee receives payment of an assumption fee in an amount equal to one
      ---------
percent (1%) of the then outstanding principal balance of the Note. In determining such rate or payment, or both, Mortgagee may, but is not required to, consider the Mortgagee's costs actually incurred, the creditworthiness of the transferee, the protection of Mortgagee's security, the profitability of Mortgagee's loan portfolio, or any one or more of the foregoing. Mortgagee's right to accelerate the Note and foreclose the Mortgage under the conditions specified in this paragraph is included in this Mortgage as a material
                                           ----
inducement to Mortgagee's making the loan or loans secured hereby and has been relied upon by Mortgagee in establishing the terms and conditions of the Note and this Mortgage; accordingly, the limitations contained in this paragraph will be strictly construed against Mortgagor and Mortgagor's successor(s) in interest and in favor of Mortgagee. If Mortgagee waives the option to accelerate provided in this paragraph, and if Mortgagor's successor(s) in interest executes a written assumption agreement, in form and substance satisfactory to Mortgagee, undertaking to pay all indebtedness secured hereby and to perform all obligations set forth herein, and if Mortgagor's successor(s) in interest executes such other agreements as Mortgagee may reasonably require, Mortgagee shall release Mortgagor from all obligations under this Mortgage and any note evidencing any indebtedness secured by this Mortgage. If Mortgagee does not waive its option to accelerate as provided in this paragraph, Mortgagee may deal with the successor or successors in interest without in any way discharging or reducing Mortgagor's liability for Mortgagor's obligations secured hereby.

     15.  No Waiver.  No delay by Mortgagee in exercising any option, right, or
          ---------
remedy provided by this Mortgage or otherwise afforded by law shall waive or preclude the exercise of such option during the continuance of any breach or default of this Mortgage. No waiver by Mortgagee of any provision, breach, or default shall be a waiver of any other provision or a consent to any subsequent breach or default.

     16.  Default Under other Mortgages.  If all or any part of the Mortgaged
          -----------------------------
Property is encumbered now or in the future by any other mortgage held by Mortgagee, then, at the option of Mortgagee, any default of this Mortgage is also a default under all such mortgages, and a default under any such other mortgages is also, at Mortgagee's option, a default of this Mortgage. A default by Mortgagor in any term, covenant, or provision of any other mortgage held by any other party that may encumber all or part of the Mortgaged Property, now or in the future, at Mortgagee's option constitutes a default of this Mortgage.

     17.  Bankruptcy.  It is a default under this Mortgage if:  (1)  Mortgagor
          ----------                                                 ---------
files a petition in bankruptcy, or for reorganization, or for an arrangement pursuant to the National Bankruptcy Code (or any similar law federal or state, in effect now or in the future); (2) Mortgagor files any other pleading seeking the benefit of any such law, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due, or suspends payment of its obligations, or takes any action in furtherance of the foregoing; (3) Mortgagor consents to the appointment of a receiver, trustee, liquidator, or other similar official for Mortgagor for the Mortgaged Property; or (4) a petition, answer or other pleading proposing an adjudication of Mortgagor as a bankrupt or Mortgagor's reorganization pursuant to the aforementioned laws, is filed in, and approved by, any court of competent jurisdiction, and the order approving the same is not vacated or stayed within sixty (60) days from entry, or if Mortgagor consents to the filing of any such pleading or fails to timely deny the material allegations therein.

     18.  Extensions, Leniencies, and Releases.  Mortgagee may grant extensions
          ------------------------------------
of time for payment and other leniencies with respect to any indebtedness secured by this Mortgage, and may waive or fail to enforce any of Mortgagee's rights hereunder, and may release a portion or portions of the Mortgaged Property from the lien of this Mortgage, without releasing or diminishing the obligation or liability of any person constituting Mortgagor or any guarantor or endorser.

     19.  Subrogation.  Mortgagee shall be subrogated to the lien
          -----------
(notwithstanding its release of record) of any vendor, mortgagee, or other lienholder paid or discharged by the proceeds of any loan or advance made by Mortgagee to Mortgagor and secured by this Mortgage.

     20.  Release or Satisfaction.  Whenever there is no outstanding obligation
          -----------------------
secured by or otherwise due under this Mortgage and no commitment to make advances, Mortgagee shall, on written demand by Mortgagor, give a release of this Mortgage in recordable form.

     21.  Prohibition Against Other Liens.  Mortgagor agrees not to create or
          -------------------------------
permit the creation of any other mortgage, charge, lien, or encumbrance against the Mortgaged Property (or any portion of the Mortgaged Property) without obtaining the prior written consent of Mortgagee. Mortgagor agrees that a default by Mortgagor in any term, covenant, or provision of any other mortgage that may encumber the Mortgaged Property now or in the future also constitutes a default hereunder.

     22.  General Provisions.  The singular shall include the plural and any
          ------------------
gender shall be applicable to all genders when the context permits or implies. If more than one person constitutes Mortgagor, their covenants and obligations hereunder shall be joint. and several. Mortgagee's rights expressed in this Mortgage are in addition to and cumulative of any other rights and remedies provided by law. When the context permits, the terms "Mortgagor" and "Mortgagee" shall extend to and include their respective heirs, legal representatives, successors, and assigns. Any agreement made in the future by Mortgagor and Mortgagee pursuant to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance. Time is of the essence.

     23.  Hazardous Substances.  Mortgagor warrants and represents to Mortgagee
          --------------------
that to the best of Mortgagor's knowledge, the Mortgaged Property has not been, and is not now being used in violation of any applicable federal, state or local environmental law, ordinance regulation, (an "Environmental Law"), and that no proceedings have been commenced, or notice received, concerning any alleged violation of any such environmental law, ordinance or regulation, and that the Mortgaged Property is free of hazardous or toxic waste, contaminants, oil, radio active or other materials, the removal of which is required or the maintenance of which is restricted, prohibited or penalized by any federal, state or local agency, authority or governmental unit ("Hazardous Substances"). However, "Hazardous Substances" Include neither (a) immaterial quantities of automotive motor oil leaked inadvertently from vehicles in the ordinary course of the operation of the Mortgaged Property and cleaned up in accordance with reasonable property management procedures and any applicable law nor (b) immaterial quantities of substances customarily and prudently used in the cleaning and maintenance of the Mortgage Property in accordance with any applicable law. Mortgagor covenants that it shall not permit any such Hazardous Substances to be brought on to the Mortgaged Property, or if so brought or found located thereon, shall be immediately removed, with proper disposal, and all required environmental clean up procedures shall be diligently undertaken pursuant to all such laws, ordinances and regulations. Mortgagor, jointly and severally, hereby agrees to indemnify and hold Mortgagee harmless from and against any and all liability, damages, expenses and causes of action arising out of or resulting from a breach of the warranties and representations set forth above. Mortgagor's obligations hereunder shall survive any foreclosure of this mortgage or other collateral securing the note, or a deed given in lieu of foreclosure (provided, however, the foregoing indemnification shall not extend to any such presence or release of a Hazardous Substance that arises or occurs solely and in its entirety after a transfer of both title and possession of the Mortgaged Property to Mortgagee, its successors or assigns (regardless of whether Mortgagor is divested of title by foreclosure, deed in lieu of foreclosure, or otherwise), which is not caused, in whole or in part, directly or indirectly, by any act or omission of Mortgagor or any of its partners, agents or employees or Tenants.

     IN WITNESS WHEREOF, Mortgagor has executed this Mortgage the date stated above.

Signed, sealed and delivered
in the presence of:                          MCM UNIVERSITY PLAZA, INC.,
                                             AN ILLINOIS CORPORATION


   /s/ Charles T. Gradowski             By:     /s/ Michael C. Markovitz
--------------------------------             --------------------------------
TYPE NAME:  Charles T. Gradowski             Name: MICHAEL C. MARKOVITZ
                                             As Its:   President

   /s/ Lisa R. Doyle
--------------------------------
TYPE NAME:  Lisa R. Doyle

STATE OF ILLINOIS
COUNTY OF COOK

     The foregoing instrument was acknowledged before me this 28th day of April, 1997, by MICHAEL C. MARKOVITZ as President of MCM UNIVERSITY PLAZA, INC., AN ILLINOIS

CORPORATION, on behalf of the corporation. He/she is personally known to me or has produced as identification.


                                           /s/ Linda M. Skrabutenas
                                        -----------------------------------
                                        Name:  Linda M. Skrabutenas
                                                   Notary Public

My Commission Expires:
                                             OFFICIAL SEAL
                                        LINDA M. SKRABUTENAS
                                        Notary Public, State of Illinois
                                        My Commission Expires: 06/23/99

                                   EXHIBIT A


                          DESCRIPTION OF THE PROPERTY


That certain parcel of land lying and being in the County of Sarasota and State of Florida, more particularly described as follows:

Commence at the Northeast corner of the Southeast 1/4 of Section 14, Township 36 South, Range 18 East, Sarasota County, Florida; thence S 00(degrees)00'04" E, along the

East line of said Section 14, a distance of 50.03 feet; thence N 88(degrees)02'50" W, a distance of 60.03 feet, for a Point of Beginning; thence S 00(degrees)00'04" E, along the West right-of-way line of Newburn Road, a distance of 325.00 feet; thence N 88(degrees)02'50" W, a distance of 541.47 feet; thence N 01(degrees)57'10" E, a distance of 324.81 feet to the Intersection of said line and the South right-of-way line of 17th Street; thence S 88(degrees)02'50" E, along said Right-of-Way line, a distance of 530.39 feet to the Point of Beginning. Being and lying in Section 14, Township 36 South, Range 18 East, Sarasota County, Florida.